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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 19, 2004
                                 ---------------


                               EVANS BANCORP, INC.
                               -------------------
               (Exact name of Registrant as Specified in Charter)


           New York                                0-18539                                   16-1332767
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 (State or Other Jurisdiction                    (Commission                               (I.R.S. Employer
         of Incorporation)                       File Number)                          Identification Number)


14-16 North Main Street, Angola, New York                                                       14006
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(Address of Principal Executive Offices)                                                     (Zip Code)


Registrant's telephone number, including area code   (716) 549-1000
                                                     --------------


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
-------

         (c)      Exhibits.

                  99.1     April 19, 2004 Press Release

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
--------

         On April 19, 2004, Evans Bancorp, Inc. issued a press release setting forth its results of operations and financial condition for the first quarter March 31, 2004. A copy of that press release is attached hereto as Exhibit 99.1.

         This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EVANS BANCORP, INC.

                                          By:  /s/ James Tilley
                                               -----------------------------
                                               James Tilley, President & CEO


Dated:  April 19, 2004

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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.       DESCRIPTION

99.1              April 19, 2004 Press Release